SALOMON BROTHERS WORLDWIDE INCOME FUND INC

May 30, 2002

Dear Shareholder:

Enclosed is the semi-annual report for the Salomon Brothers Worldwide Income Fund Inc ("Fund") for the six-month period ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow, along with an unaudited listing of the Fund's investments, as of April 30, 2002, and unaudited financial statements for the six-month period ended April 30, 2002. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

During the period, the Fund's net asset value ("NAV")(1) increased from $12.24 per share as of October 31, 2001 to $13.50 per share as of April 30, 2002. In addition, income dividends of $0.80 per share were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on the NAV for the six-month period was 17.26%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(2) returned 7.38% for the period. The manager attributes the Fund's performance to several factors, which are highlighted below.

INVESTMENT STRATEGY

The Fund's investment objective is to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities(3). The Fund does not currently own any U.S. high-yield securities. As a secondary objective, the Fund seeks capital appreciation.

EMERGING MARKETS DEBT - MARKET AND FUND REVIEW

Emerging markets debt performed well overall and returned 7.38% for the Fund's semi-annual period, as measured by the EMBI+. Although lack of improving developments in Argentina continued to weigh on the asset class, its impact on emerging markets appears to be diminishing. Argentine debt returned negative 49.47% for the period, and it now comprises

---------------

1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
2 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
3 Foreign sovereign bonds are bonds issued by non-U.S. governments.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

only 2.2% of the EMBI+, down from 22% in January 2001. In spite of the difficult period for the global financial markets, 13 out of 18 emerging market countries outperformed the EMBI+ as a whole for the Fund's semi-annual period.

During the six months ended April 30, 2002, the U.S. Federal Reserve Board ("Fed") eased (i.e., reduced) the federal funds rate ("fed funds rate")(4) from 2.50% to 1.75%. Many believe the combination of a weak economy, uncertainty about downside risks and low and falling inflation heavily influenced the Fed's thinking. The three meetings held thus far in 2002 have done little to change the Fed's neutral bias on the outlook for the economy. Accordingly, the Fed has decided to keep rates unchanged at 1.75%, a 40-year low.

Oil prices, an important driver of value in the emerging markets, experienced considerable price volatility during the six months covered in this report. A number of factors probably contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry, a slowing U.S. economy and fears of disruptions caused by Middle East tensions. Oil prices traded in a wide range during the period, from $17.45 to $27.29 per barrel as investors focused on declining demand. Prices closed the semi-annual period at $27.29 per barrel.

LATIN AMERICA

Latin American debt returned 0.22% for the six-month period as measured by the EMBI+. The region no longer appears to be heavily influenced by Argentine events as a result of the December 2001 EMBI+ rebalancing. For the six-month period, positive performance from Ecuador -- 42.44%, Brazil -- 17.87%, Peru -- 12.58%, Panama -- 9.96% and Venezuela -- 9.19% all contributed to the region's performance. Mexico, considered by some to be a lower volatility country by emerging markets standards, returned 7.53% for the semi-annual period, and was upgraded to investment-grade status by Standard & Poor's(5) from BB+ to BBB-. The performance of the Mexican economy is expected to continue to be closely linked with that of the U.S. economy.

ECUADORIAN DEBT returned 42.44% for the Fund's semi-annual period, as measured by the EMBI+, the best country performance in the EMBI+ for the period. Under President Gustavo Noboa's administration, the country continues to post positive Gross Domestic Product ("GDP")(6) growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Talks with the International Monetary Fund ("IMF")(7) continued in April 2002 and an agreement to obtain additional financing may be forthcoming in June.

---------------
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 Standard & Poor's Ratings Service is one of two major credit rating agencies. 6 GDP is the market value of goods and services produced by labor and property in a given country.
7 The IMF is an organization of 183 countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements; foster economic growth and high levels of employment; and provide temporary financial assistance to countries to help ease balance of payments adjustments.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

BRAZILIAN DEBT returned 17.87% as measured by the EMBI+ during the six months covered in this report. The breakaway from Argentine contagion and return to positive performance was the most convincing change in the Latin sector during the period. The events in November and December 2001 showed that the historically close relationship between Brazilian and Argentine securities may have diminished dramatically. The upcoming Presidential elections in October 2002 will be an important referendum on the reforms achieved by President Fernando Cardosa's administration. The manager believes the elections will cause some near-term volatility, but believes that Brazil may be well positioned to withstand this volatility.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American debt, which represents 40% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the period, returning 21.90%.

RUSSIAN DEBT, the second-best country performer in the EMBI+ for the Fund's semi-annual period, returned 32.79%, as measured by the EMBI+. In May, Fitch IBCA, Duff & Phelps ("Fitch"), an international rating agency, upgraded the Russian Federation's long-term foreign currency rating to BB- from B+, and changed its long-term outlook to positive from stable. Fitch expects that under President Vladimir Putin's leadership the Russian authorities will continue to introduce and implement structural reforms, which will be vital to raising living standards and diversifying the economy.

TURKISH DEBT returned 21.16% for the period, as measured by the EMBI+. The country continues to benefit from its strategic importance and its commitment to an economic program. This has resulted in solid international support, which in turn has contributed to resurgence in domestic confidence, a lowering of interest rates and a stronger currency.

EMERGING MARKETS DEBT - MARKET OUTLOOK

The last six months have seen a number of positive rating actions for a broad range of emerging market countries, including Mexico, Korea, Brazil, Malaysia, Turkey, Russia, Ukraine, Pakistan, Peru and the Philippines. EMBI+ sovereign spreads(8) closed the semi-annual period at 619 basis points(9) over U.S. Treasuries. The manager feels this spread level is attractive given the combination of strategic inflows into the asset class, a more robust global recovery, and the relatively limited external financing needs for key emerging markets. While emerging market debt has performed well year-to-date, the manager believes the fundamental outlook for a number of emerging market countries may continue to improve. Accordingly, the manager remains constructive on the market over the medium term.

---------------

8 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
9 A basis point is 0.01%, or one one-hundredth of a percent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

In a continuing effort to provide timely information concerning Salomon Brothers Worldwide Income Fund Inc, stockholders may call 888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. ET for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Fund's stock account, please call American Stock Transfer & Trust Company at 800-937-5449 (718-921-8200 if you are calling from within New York City).

We appreciate your confidence and hope to continue to serve you in future years.

Sincerely,


/s/ HEATH B. MCLENDON                                        /s/ PETER J. WILBY
HEATH B. MCLENDON                                            PETER J. WILBY
Chairman                                                     President

/s/ JAMES E. CRAIGE                                          /s/ BETH A. SEMMEL
JAMES E. CRAIGE                                              BETH A. SEMMEL
Executive Vice President                                     Executive Vice President

Please note, the information provided in this letter represents the opinions of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 5 through 8 of this report for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of April 30, 2002 and is subject to change.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2002

               FACE
              AMOUNT+                                                 SECURITY                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (a) -- 90.4%
ARGENTINA -- 3.6%
                                            Republic of Argentina:
                         13,256,000           Due 4/10/05 (b)...........................................       $  3,976,800
                          6,998,000           Zero coupon due 10/15/03 (b)..............................          3,708,940
                                                                                                               ------------
                                                                                                                  7,685,740
                                                                                                               ------------
BRAZIL -- 23.1%
                                            Federal Republic of Brazil:
                          2,800,000           11.500% due 3/12/08.......................................          2,674,000
                          6,500,000           8.875% due 4/15/24........................................          4,376,125
                         10,343,840           C Bonds, 8.000% due 4/15/14...............................          8,090,823
                         43,625,000           DCB, 3.125% due 4/15/12 (c)...............................         31,246,425
                            379,796           MYDFA, 3.0625% due 9/15/07 (c)............................            304,358
                          4,780,000           Par Bond, Series Z-L, 6.000% due 4/15/24..................          3,259,362
                                                                                                               ------------
                                                                                                                 49,951,093
                                                                                                               ------------
BULGARIA -- 4.6%
                                            Republic of Bulgaria:
                          1,600,000           8.250% due 1/15/15 (d)....................................          1,541,000
                          9,289,037           Discount Bond, Series A, 2.8125% due 7/28/24 (c)..........          8,418,190
                                                                                                               ------------
                                                                                                                  9,959,190
                                                                                                               ------------
COLOMBIA -- 1.5%
                                            Republic of Colombia:
                          1,000,000           8.700% due 2/15/16........................................            788,750
                          2,500,000           11.750% due 2/25/20.......................................          2,481,250
                                                                                                               ------------
                                                                                                                  3,270,000
                                                                                                               ------------
COSTA RICA -- 0.4%
                            850,000         Republic of Costa Rica, 9.995% due 8/1/20 (d)...............            971,125
                                                                                                               ------------
CROATIA -- 0.0%
                             13,130         Republic of Croatia, Series A, 2.875% due 7/31/10 (c).......             13,106
                                                                                                               ------------
ECUADOR -- 6.4%
                                            Republic of Ecuador:
                          1,500,000           12.000% due 11/15/12......................................          1,257,000
                              1,000           12.000% due 11/15/12 (d)..................................                838
                         17,275,000           5.000% due 8/15/30 (c)....................................          9,976,313
                          4,499,000           5.000% due 8/15/30 (c)(d).................................          2,598,173
                                                                                                               ------------
                                                                                                                 13,832,324
                                                                                                               ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

April 30, 2002

               FACE
              AMOUNT+                                                 SECURITY                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
JAMAICA -- 0.9%
                          1,610,000         Government of Jamaica, 12.750% due 9/1/07 (c)...............       $  1,855,525
                                                                                                               ------------
MEXICO -- 4.9%
                                            United Mexican States:
                          7,000,000           7.500% due 1/14/12........................................          7,112,000
                          3,350,000           8.125% due 12/30/19.......................................          3,390,200
                                                                                                               ------------
                                                                                                                 10,502,200
                                                                                                               ------------
PANAMA -- 1.5%
                          3,472,222         Republic of Panama, IRB, 4.750% due 7/17/14 (c).............          3,155,382
                                                                                                               ------------
PERU -- 5.0%
                         13,439,250         Republic of Peru, PDI Bond, 4.500% due 3/7/17 (c)...........         10,826,996
                                                                                                               ------------
PHILIPPINES -- 5.2%
                                            Republic of Philippines:
                            500,000           8.375% due 3/12/09........................................            507,188
                          1,250,000           9.875% due 1/15/19........................................          1,291,406
                          2,068,000           9.500% due 10/21/24.......................................          2,228,270
                          2,000,000           10.625% due 3/16/25.......................................          2,163,700
                          3,200,000           DCB, Series 92-B, 2.9375% due 12/1/09 (c).................          2,992,000
                          2,166,667           FLIRB, Series B, 2.9375% due 6/1/08 (c)...................          2,047,500
                                                                                                               ------------
                                                                                                                 11,230,064
                                                                                                               ------------
RUSSIA -- 21.3%
                                            Russia:
                         18,546,832           8.250% due 3/31/10........................................         18,239,650
                          6,815,000           11.000% due 7/24/18.......................................          7,481,507
                         11,625,000           12.750% due 6/24/28.......................................         14,226,094
                          8,000,000           5.000% due 3/31/30 (c)....................................          5,550,000
                            661,250           5.000% due 3/31/30 (c)(d).................................            458,742
                                                                                                               ------------
                                                                                                                 45,955,993
                                                                                                               ------------
SOUTH KOREA -- 0.0%
                             50,000         Korea Development Bank, 7.625% due 10/1/02..................             51,500
                                                                                                               ------------
TURKEY -- 5.2%
                                            Republic of Turkey:
                          1,200,000           12.375% due 6/15/09.......................................          1,299,750
                          6,500,000           11.750% due 6/15/10.......................................          6,845,313
                          3,025,000           11.875% due 1/15/30.......................................          3,155,831
                                                                                                               ------------
                                                                                                                 11,300,894
                                                                                                               ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

April 30, 2002

               FACE
              AMOUNT+                                                 SECURITY                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
URUGUAY -- 2.0%
                                            Republic of Uruguay:
                          4,275,000           7.875% due 3/25/09........................................       $  3,131,438
                          1,315,789           DCB, Series B, 2.875% due 2/19/07 (c).....................          1,078,947
                                                                                                               ------------
                                                                                                                  4,210,385
                                                                                                               ------------
VENEZUELA -- 4.8%
                                            Republic of Venezuela:
                            369,713           DCB, 2.875% due 12/18/07 (c)..............................            300,622
                                              Discount Bonds:
                          2,167,656             NMB, Series A, 3.000% due 12/18/05 (c)..................          1,864,184
                          6,750,000             Series W-A, 3.000% due 3/31/20 (c) (including 48,195
                                                rights).................................................          5,197,500
                          4,000,000             Series W-B, 3.000% due 3/31/20 (c) (including 28,560
                                                rights).................................................          3,080,000
                                                                                                               ------------
                                                                                                                 10,442,306
                                                                                                               ------------

                                            TOTAL SOVEREIGN BONDS (Cost -- $189,940,250)................        195,213,823
                                                                                                               ------------
LOAN PARTICIPATIONS (a)(c)(e) -- 4.3%
ALGERIA -- 0.9%
                        280,000,000  Yen    The People's Democratic Republic of Algeria, Tranche 3,
                                              0.9375% due 3/4/10 (J.P. Morgan Chase & Co.)..............          1,852,716
                                                                                                               ------------
MOROCCO -- 3.4%
                                            Kingdom of Morocco:
                          7,706,667           Tranche A, 2.78125% due 1/5/09 (Morgan Stanley Emerging
                                              Markets Inc., Credit Suisse First Boston Inc.)............          7,167,200
                            196,072           Tranche B, 2.78125% due 1/5/04 (Morgan Stanley Emerging
                                              Markets Inc.).............................................            179,406
                                                                                                               ------------
                                                                                                                  7,346,606
                                                                                                               ------------

                                            TOTAL LOAN PARTICIPATIONS (Cost -- $8,911,172)..............          9,199,322
                                                                                                               ------------
CORPORATE BONDS (a) -- 5.1%
MEXICO -- 5.1%
                                            PEMEX Project Funding Master Trust:
                          8,000,000           9.125% due 10/13/10.......................................          8,792,000
                          2,250,000           8.000% due 11/15/11.......................................          2,311,875
                                                                                                               ------------

                                            TOTAL CORPORATE BONDS (Cost -- $10,776,246).................         11,103,875
                                                                                                               ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

April 30, 2002

             WARRANTS                                                 SECURITY                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
WARRANTS (a)(d)(f) -- 0.0%
                        2,000               APP China Group (Exercisable into 12.914 shares of Asia Pulp
                                              & Paper at an exercise price of $7.8375 per share)
                                              (Expiring 3/15/05) (Cost -- $0)...........................       $          0
                                                                                                               ------------
           FACE
          AMOUNT
-----------------------------------
REPURCHASE AGREEMENT -- 0.2%
                        $   361,000         UBS PaineWebber Inc., 1.860% due 5/1/02; Proceeds at
                                              maturity -- $361,019; (Fully collateralized by U.S.
                                              Treasury Bonds, 12.500% due 8/15/14; Market
                                              value -- $368,750) (Cost -- $361,000).....................            361,000
                                                                                                               ------------

                                            TOTAL INVESTMENTS -- 100% (Cost -- $209,988,668*)...........       $215,878,020
                                                                                                               ============

---------------

  +  Face amount denominated in U.S. Dollars unless otherwise indicated.

 (a) All securities are segregated as collateral pursuant to a loan agreement.

 (b) Security is currently in default.

 (c) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (d) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (e) Participation interests were acquired through the financial institutions indicated parenthetically.

 (f) Non-income producing security.

  *  Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:

C Bonds  --   Capitalization Bonds.
DCB      --   Debt Conversion Bonds.
FLIRB    --   Front Loaded Interest Reduction Bonds.
IRB      --   Interest Reduction Bonds.
MYDFA    --   Multi Year Depository Facility Agreement.
NMB      --   New Money Bonds.
PDI      --   Past Due Interest.
Yen      --   Japanese Yen.

--------------------------------------------------------------------------------
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS (unaudited)


April 30, 2002

                                       CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                                      TO DELIVER           FOR            VALUE          DATE      DEPRECIATION
                                      ----------       -----------     ------------    --------    ------------
Sale..............................  Yen 238,000,000    US$1,789,474    US$1,854,583    5/21/02      $(65,109)

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)


April 30, 2002

ASSETS:
  Investments, at value (Cost -- $209,988,668)..............  $215,878,020
  Foreign currency, at value (Cost -- $70,935)..............        24,823
  Cash......................................................           944
  Receivable for securities sold............................    14,964,948
  Interest receivable.......................................     2,835,264
  Prepaid expenses..........................................        22,770
                                                              ------------
  TOTAL ASSETS..............................................   233,726,769
                                                              ------------
LIABILITIES:
  Loan payable (Note 6).....................................    60,000,000
  Loan interest payable (Note 6)............................       160,460
  Investment advisory fee payable...........................       129,396
  Payable for open forward foreign currency contracts (Note
    10).....................................................        65,109
  Administration fee payable................................        21,649
  Accrued expenses..........................................        93,485
                                                              ------------
  TOTAL LIABILITIES.........................................    60,470,099
                                                              ------------
TOTAL NET ASSETS............................................  $173,256,670
                                                              ============
NET ASSETS:
  Common Stock ($0.001 par value, 100,000,000 shares
    authorized; 12,836,180 shares outstanding)..............  $     12,836
  Additional paid-in capital................................   178,754,634
  Undistributed net investment income.......................     1,076,623
  Accumulated net realized loss from investments............   (12,339,146)
  Net unrealized appreciation of investments and foreign
    currencies..............................................     5,751,723
                                                              ------------
TOTAL NET ASSETS............................................  $173,256,670
                                                              ============
NET ASSET VALUE PER SHARE ($173,256,670 / 12,836,180
  shares)...................................................        $13.50
                                                                    ======

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended April 30, 2002

INVESTMENT INCOME:
  Interest (includes discount accretion of $2,849,817)......  $11,976,908
                                                              -----------
EXPENSES:
  Interest on loan..........................................    1,022,212
  Investment advisory fee (Note 3)..........................      746,673
  Administration fee (Note 3)...............................      124,446
  Custody fees..............................................       58,915
  Accounting fees...........................................       31,650
  Shareholder communications................................       26,628
  Audit and tax services....................................       25,848
  Legal fees................................................       19,047
  Transfer agent fees.......................................       16,765
  Registration fees.........................................       15,620
  Directors' fees and expenses..............................       14,886
  Other.....................................................       38,982
                                                              -----------
  TOTAL EXPENSES............................................    2,141,672
                                                              -----------
NET INVESTMENT INCOME.......................................    9,835,236
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 4 AND 10):
  Net Realized Gain From:
    Security transactions (excluding short-term
     securities)............................................    2,545,731
    Foreign currency transactions...........................      194,643
                                                              -----------
  NET REALIZED GAIN.........................................    2,740,374
                                                              -----------
  Change in Net Unrealized Appreciation (Depreciation) From:
    Security transactions...................................   13,975,528
    Foreign currency transactions...........................     (159,937)
                                                              -----------
  INCREASE IN NET UNREALIZED APPRECIATION...................   13,815,591
                                                              -----------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.....   16,555,965
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $26,391,201
                                                              ===========

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended April 30, 2002 (unaudited)

and the Year Ended October 31, 2001

                                                                   2002           2001
------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $  9,835,236   $ 19,792,166
    Net realized gain (loss)................................      2,740,374       (300,998)
    Increase (decrease) in net unrealized appreciation......     13,815,591     (6,143,071)
                                                               ------------   ------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................     26,391,201     13,348,097
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (10,257,722)   (22,634,124)
                                                               ------------   ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (10,257,722)   (22,634,124)
                                                               ------------   ------------
FUND SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of dividends
      (32,126 and 41,474 shares issued, respectively).......        421,999        527,907
                                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................     16,555,478     (8,758,120)
                                                               ------------   ------------
NET ASSETS:
    Beginning of period.....................................    156,701,192    165,459,312
                                                               ------------   ------------
    END OF PERIOD*..........................................   $173,256,670   $156,701,192
                                                               ============   ============
* Includes undistributed net investment income of:..........     $1,076,623     $1,307,864
                                                               ============   ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS  (unaudited)

For the Six Months Ended April 30, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............     $(153,838,622)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       151,077,598
    Net sales of short-term portfolio investments...........         5,049,542
                                                                 -------------
                                                                     2,288,518
    Net investment income...................................         9,835,236
    Accretion of discount on investments....................        (2,849,817)
    Amortization of premium on investments..................            43,833
    Net change in receivables/payables related to
     operations.............................................           547,103
                                                                 -------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........         9,864,873
                                                                 -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Proceeds from reinvestment of dividends.................           421,999
    Cash dividends paid.....................................       (10,257,722)
                                                                 -------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............        (9,835,723)
                                                                 -------------
NET INCREASE IN CASH........................................            29,150
Payable to Bank, Beginning of period........................            (3,383)
                                                                 -------------
CASH, END OF PERIOD.........................................     $      25,767
                                                                 =============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the six months ended April 30, 2002, the Fund paid interest expense of $1,555,338.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted the requirement November 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended April 30, 2002, interest income decreased by $43,833, net realized gains increased by $16,429 and the change in net unrealized appreciation of investments increased by $27,404. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $3,398 to reflect the cumulative effect of this change up to the date of the adoption.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains. During the year ended October 31, 2001, permanent book/tax differences of $318,128 arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which is wholly owned by Salomon Smith Barney Holdings, Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of 0.90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Investments Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

At April 30, 2002, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $151,310,184
                                                              ============
Sales.......................................................  $145,882,662
                                                              ============

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 16,554,054
Gross unrealized depreciation...............................   (10,664,707)
                                                              ------------
Net unrealized appreciation.................................  $  5,889,352
                                                              ============

NOTE 5. CAPITAL LOSS CARRYFORWARD

The Fund has a capital loss carry forward as of October 31, 2001 of $11,510,000 which expires in 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 6. BANK LOAN

The Fund had outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation which matured on November 20, 2001.

At April 30, 2002, the Fund had outstanding a $60,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC, a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The agreement between the Fund and CXC

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

LLC commenced on November 20, 2001. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

NOTE 7. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The total cost of the Fund's loan participations at April 30, 2002 was $8,911,172.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 8. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 9. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

on the market prices of investments held by the Fund. At April 30, 2002, the Fund had a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of April 30, 2002, the Fund has outstanding contracts to sell 238,000,000 Japanese Yen for US$1,789,474 for a scheduled settlement of May 21, 2002.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended October 31, unless otherwise noted:

                                       2002(1)      2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................  $  12.24   $  12.96   $  11.77   $   9.70   $  15.65   $  15.25
                                       --------   --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)..........      0.78       1.57       1.78       1.74       1.87       1.59
   Net realized and unrealized gain
     (loss)(2).......................      1.28      (0.52)      1.08       2.15      (5.16)      0.30
                                       --------   --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations..........................      2.06       1.05       2.86       3.89      (3.29)      1.89
                                       --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
   Net investment income.............     (0.80)     (1.77)     (1.67)     (1.82)     (1.66)     (1.49)
   Net realized gains................        --         --         --         --      (1.00)        --
                                       --------   --------   --------   --------   --------   --------
Total Distributions..................     (0.80)     (1.77)     (1.67)     (1.82)     (2.66)     (1.49)
                                       --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.......  $  13.50   $  12.24   $  12.96   $  11.77   $   9.70   $  15.65
                                       ========   ========   ========   ========   ========   ========
MARKET VALUE, END OF PERIOD..........  $  14.30   $  13.00   $  11.50   $11.0625   $ 10.875   $13.8125
                                       ========   ========   ========   ========   ========   ========
TOTAL RETURN(3)......................     16.87%++   30.15%     20.06%     20.49%      4.83%      8.93%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest
     expense.........................      2.59%+     4.04%      4.34%      4.22%      3.48%      3.24%
   Total expenses, excluding interest
     expense (operating expenses)....      1.36%+     1.32%      1.24%      1.36%      1.32%      1.36%
   Net investment income(2)..........     11.92%+    12.13%     13.65%     16.06%     13.35%      9.52%
SUPPLEMENTAL DATA:
   Net assets, end of period (000)...  $173,257   $156,701   $165,459   $150,184   $122,877   $198,140
   Average net assets (000)..........  $166,441   $163,117   $165,290   $137,389   $177,337   $211,806
   Portfolio turnover rate...........        68%       192%       119%        80%       122%       175%
   Asset coverage for Loan
     outstanding.....................       389%       361%       376%       350%       305%       430%
   Weighted average bank loan
     (000)...........................  $ 60,000   $ 60,000   $ 60,000   $ 60,000   $ 60,000   $ 60,000
   Weighted average interest rate on
     bank loan.......................      3.39%+     7.29%      8.44%      6.45%      6.40%      6.62%

--------------------------------------------------------------------------------

(1)  For the six months ended April 30, 2002 (unaudited).
(2)  Without the adoption of the change in the accounting method discussed in Note 1, for the six months ended April 30,
     2002, those amounts would have been $0.79, $1.27 and 11.97%
     for net investment income, net realized and unrealized gain and the ratio of net investment income to average net
     assets, respectively. Per share, ratios and supplemental
     data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each period reported. Dividends and distributions are
     assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment
     plan. Total investment return does not reflect brokerage
     commissions.
++   Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION(unaudited)

Results of Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on February 21, 2002 for the purpose of voting upon the election of Leslie H. Gelb and Jeswald W. Salacuse as Class I Directors of the Fund, to serve until the 2005 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors

                                                        VOTES      VOTES
    NAME OF DIRECTOR                       VOTES FOR   AGAINST    WITHHELD   ABSTENTIONS
    ------------------------------------------------------------------------------------
    Leslie H. Gelb                         11,839,070   148,514      --         --
    Jeswald W. Salacuse                    11,839,170   148,414      --         --
    ------------------------------------------------------------------------------------

At April 30, 2002, in addition to Leslie H. Gelb and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Daniel P. Cronin
Dr. Riordan Roett
Health B. McLendon

ELECTION OF NEW DIRECTOR

Effective May 3, 2002, Carol L. Colman was appointed by the Board of Directors as a Class II Director of the Fund and will serve as a nominee for election as Director by shareholders at the Fund's next annual meeting of shareholders.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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

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
SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

LESLIE H. GELB

      President, The Council on Foreign Relations

HEATH B. MCLENDON

      Managing Director, Salomon Brothers
      Asset Management Inc and
      Salomon Smith Barney Inc.
      President and Director, Smith Barney Fund
      Management LLC and Travelers
      Investment Advisers, Inc.
      Director of The Travelers
      Investment Management Company Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

CHARLES F. BARBER, EMERITUS

      Consultant; formerly Chairman,
      ASARCO Incorporated

---------
OFFICERS

HEATH B. MCLENDON

      Chairman

PETER J. WILBY

      President

LEWIS E. DAIDONE

      Executive Vice President and Treasurer

THOMAS FLANAGAN

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

CHRISTINA T. SYDOR

      Secretary
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      125 Broad Street
      New York, New York 10004
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      388 Greenwich Street
      New York, New York 10013

SUB-ADMINISTRATOR

      Prudential Investments Fund
      Management, Inc.
      Gateway Center 3
      100 Mulberry Street
      Newark, NJ 07102

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW
---------------------------------------------------
 NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH
 SECTION 23(c) OF THE INVESTMENT COMPANY ACT
 OF 1940 THAT THE FUND MAY PURCHASE, FROM TIME
 TO TIME, SHARES OF ITS COMMON STOCK AT MARKET
 PRICES.
---------------------------------------------------

THIS REPORT IS FOR STOCKHOLDER INFORMATION.

THIS IS NOT A PROSPECTUS INTENDED FOR USE IN THE PURCHASE OR SALE OF FUND
SHARES.
--------------------------------------------------------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                FIRST-CLASS MAIL
                                  U.S. POSTAGE
                                      PAID
                                  BROOKLYN, NY
                                   PERMIT NO.
                                      1726
                                                                    SBWSEMI 4/02

             -------------------------------------------------------------------
                                                     SALOMON BROTHERS
                                                     WORLDWIDE INCOME FUND INC

                                                   SEMI-ANNUAL REPORT
                                                   April 30, 2002

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------